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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 24, 2002


                                 PAWNMART, INC.
             (Exact name of registrant as specified in its charter)



        DELAWARE                      1-13919                    75-2520896
(State of incorporation)     (Commission File Number)         (I.R.S. Employer
                                                             Identification No.)


           2175 OLD CONCORD ROAD SE, SUITE 200, SMYRNA, GEORGIA 30080
                    (Address of principal executive offices)


                                 (678) 305-7211
                        (Registrant's telephone number)

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ITEM 8. CHANGE IN FISCAL YEAR.

On May 24, 2002, the Board of Directors of the Registrant determined that it was in the Registrant's best interest to change its fiscal year end from the Saturday nearest January 31 to December 31. The report for the transition period will be filed in Registrant's Form 10-Q for the transition period ending June 30, 2002.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 22, 2002                           PAWNMART, INC.

                                        By: /s/ Robert W. Schleizer
                                           --------------------------------
                                        Name: Robert W. Schleizer
                                        Title: Chief Financial Officer



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